Exhibit 99.1

Press Release
www.shire.com

Historical income statements recast for DERMAGRAFT discontinued operations

DUBLIN, Ireland, February 04, 2014 – Shire plc (LSE: SHP, NASDAQ: SHPGY), the global specialty biopharmaceutical company, today releases historical income statements on both a US GAAP and Non GAAP basis for 2012 and the nine months ended September 30, 2013, recast to show the impact of DERMAGRAFT operations as discontinued.

On January 17, 2014 Shire announced that it had entered into a definitive agreement pursuant to which it has sold certain of its DERMAGRAFT assets to Organogenesis Inc. comprising the key operating assets relating to development, manufacture and sale of DERMAGRAFT product. From the agreement date Organogenesis Inc. assumed all further financial and management responsibility for DERMAGRAFT.

As a result of this divestment DERMAGRAFT operations will be presented as discontinued operations, net of tax, in Shire’s fourth quarter and 2013 full year Earnings Release. Shire will also provide in its Earnings Release, as a memo, Non GAAP financial information including DERMAGRAFT, which management believes will be useful to investors for comparing total company performance against guidance previously issued by Shire. The format of this memo information can be found on pages 9 and 10 of this release.

Shire’s historical statements of operations for all periods in 2013, 2012 and 2011 will also be adjusted to present DERMAGRAFT operations as discontinued.

For further information please contact:
Investor Relations
Eric Rojas	erojas@shire.com	+1 781 482 0999
Sarah Elton-Farr	seltonfarr@shire.com	+44 1256 894157
Media
Jessica Mann	jmann@shire.com	+44 1256 894 280
Gwen Fisher	gfisher@shire.com	+1 484 595 9836

NOTES TO EDITORS

Shire enables people with life-altering conditions to lead better lives.

Our strategy is to focus on developing and marketing innovative specialty medicines to meet significant unmet patient needs.

We provide treatments in Neuroscience, Rare Diseases, Gastrointestinal and Internal Medicine and we are developing treatments for symptomatic conditions treated by specialist physicians in other targeted therapeutic areas.

Registered in Jersey, No. 99854, 22 Grenville Street, St Helier, Jersey JE4 8PX

FORWARD - LOOKING STATEMENTS - "SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Statements included in this announcement that are not historical facts are forward-looking statements. Forward-looking statements involve a number of risks and uncertainties and are subject to change at any time. In the event such risks or uncertainties materialize, Shire’s results could be materially adversely affected. The risks and uncertainties include, but are not limited to, that:

•	Shire’s products may not be a commercial success;

•	revenues from ADDERALL XR are subject to generic erosion;

•	the failure to obtain and maintain reimbursement, or an adequate level of reimbursement, by third-party payors in a timely manner for Shire's products may impact future revenues and earnings;

•
Shire relies on a single source for manufacture of certain of its products and a disruption to the supply chain for those products may result in Shire being unable to continue marketing or developing a product or may result in Shire being unable to do so on a commercially viable basis;

•
Shire uses third party manufacturers to manufacture many of its products and is reliant upon third party contractors for certain goods and services, and any inability of these third party manufacturers to manufacture products, or any failure of these third party contractors to provide these goods and services, in each case in accordance with its respective contractual obligations, could adversely affect Shire’s ability to manage its manufacturing processes or to operate its business;

•
the development, approval and manufacturing of Shire’s products is subject to extensive oversight by various regulatory agencies and regulatory approvals or interventions associated with changes to manufacturing sites, ingredients or manufacturing processes could lead to significant delays, increase in operating costs, lost product sales, an interruption of research activities or the delay of new product launches;

•
the actions of certain customers could affect Shire's ability to sell or market products profitably and fluctuations in buying or distribution patterns by such customers could adversely impact Shire’s revenues, financial conditions or results of operations;

•
investigations or enforcement action by regulatory authorities or law enforcement agencies relating to Shire’s activities in the highly regulated markets in which it operates may result in the distraction of senior management, significant legal costs and the payment of substantial compensation or fines;

•
adverse outcomes in legal matters and other disputes, including Shire’s ability to obtain, maintain, enforce and defend patents and other intellectual property rights required for its business, could have a material adverse effect on Shire’s revenues, financial condition or results of operations;

•	failure to achieve Shire’s strategic objectives with respect to the acquisition of ViroPharma Incorporated, may adversely affect Shire’s financial condition and results of operations;

and other risks and uncertainties detailed from time to time in Shire’s filings with the U.S. Securities and Exchange Commission, including its most recent Annual Report on Form 10-K.

Unaudited US GAAP results for the nine months to September 30, 2013 recast for DERMAGRAFT as a discontinued operation

	Recast	Recast	Recast	Recast
	Q1 2013	Q2 2013	Q3 2013	Sep YTD 2013
	$’M	$’M	$’M	$’M
Revenues:	___________	___________	___________	___________
Product sales	1,098.2	1,207.9	1,171.0	3,477.1
Royalties	38.5	36.3	37.6	112.4
Other revenues	6.7	8.0	4.1	18.8
	___________	___________	___________	___________
Total revenues	1,143.4	1,252.2	1,212.7	3,608.3
	___________	___________	___________	___________
Costs and expenses:
Cost of product sales	147.4	164.3	180.5	492.2
Research and development	220.6	256.5	226.2	703.3
Selling, general and administrative	391.7	410.0	396.3	1,198.0
Goodwill impairment charge	7.1	-	-	7.1
Gain on sale of product rights	(6.5)	(4.5)	(3.6)	(14.6)
Reorganization costs	17.5	17.7	12.0	47.2
Integration and acquisition costs	4.1	17.4	18.4	39.9
	___________	___________	___________	___________
Total operating expenses	781.9	861.4	829.8	2,473.1
	___________	___________	___________	___________

Operating income	361.5	390.8	382.9	1,135.2

Interest income	0.7	0.5	0.4	1.6
Interest expense	(9.2)	(9.1)	(9.2)	(27.5)
Other (expense)/income, net	(1.0)	(1.3)	0.7	(1.6)
	___________	___________	___________	___________
Total other expense, net	(9.5)	(9.9)	(8.1)	(27.5)
	___________	___________	___________	___________
Income from continuing operations before income taxes and equity in earnings/(losses) of equity method investees	352.0	380.9	374.8	1,107.7
Income taxes	(71.4)	(90.5)	(73.4)	(235.3)
Equity in earnings/(losses) of equity method investees, net of tax	0.4	0.5	(0.3)	0.6
	___________	___________	___________	___________
Income from continuing operations	281.0	290.9	301.1	873.0
Loss from discontinued operations	(216.2)	(32.8)	(22.9)	(271.9)
	___________	___________	___________	___________
Net Income	64.8	258.1	278.2	601.1
	___________	___________	___________	___________
Impact of convertible debt, net of tax	7.6	7.5	7.6	22.7

Numerator for diluted EPS	72.4	265.6	285.8	623.8
	___________	___________	___________	___________
Weighted average number of share (millions) - diluted	588.9	586.0	585.7	587.5

Diluted earnings per ADS	36.9c	135.9c	146.4c	318.6c
	___________	___________	___________	___________

Unaudited Non GAAP results for the nine months to September 30, 2013 recast for DERMAGRAFT as a discontinued operation

	Recast	Recast	Recast	Recast
	Q1 2013	Q2 2013	Q3 2013	Sep YTD 2013
	$’M	$’M	$’M	$’M
Revenues:	___________	___________	___________	___________
Product sales	1,098.2	1,207.9	1,171.0	3,477.1
Royalties	38.5	36.3	37.6	112.4
Other revenues	6.7	8.0	4.1	18.8
	___________	___________	___________	___________
Total revenues	1,143.4	1,252.2	1,212.7	3,608.3
	___________	___________	___________	___________
Costs and expenses:
Cost of product sales	140.3	155.1	170.3	465.7
Research and development	216.0	232.3	219.9	668.2
Selling, general and administrative	337.9	356.7	341.2	1,035.8
Depreciation	27.8	29.1	32.4	89.3
	___________	___________	___________	___________
Total operating expenses	722.0	773.2	763.8	2,259.0
	___________	___________	___________	___________

Operating income	421.4	479.0	448.9	1,349.3

Interest income	0.7	0.5	0.4	1.6
Interest expense	(9.2)	(9.1)	(9.2)	(27.5)
Other (expense)/income, net	(1.0)	(1.3)	0.7	(1.6)
	___________	___________	___________	___________
Total other expense, net	(9.5)	(9.9)	(8.1)	(27.5)
	___________	___________	___________	___________
Income from continuing operations before income taxes and equity in earnings/(losses) of equity method investees	411.9	469.1	440.8	1,321.8
Income taxes	(83.5)	(109.5)	(90.3)	(283.3)
Equity in earnings/(losses) of equity method investees, net of tax	0.4	0.5	(0.3)	0.6
	___________	___________	___________	___________
Net Income	328.8	360.1	350.2	1,039.1
	___________	___________	___________	___________
Impact of convertible debt, net of tax	7.6	7.5	7.6	22.7

Numerator for diluted EPS	336.4	367.6	357.8	1,061.8
	___________	___________	___________	___________
Weighted average number of share (millions) - diluted	588.9	586.0	585.7	587.5

Diluted earnings per ADS	171.6c	188.1c	183.3c	542.1c
	___________	___________	___________	___________
Memo:
Previously reported Non GAAP EPS per ADS (prior to treatment of DERMAGRAFT operation as a discontinued operation)	162.9c	178.8c	176.7c	517.5c

Unaudited Non GAAP results for the nine months to September 30, 2013 for the DERMAGRAFT discontinued operations

The table below shows the 2013 loss related to DERMAGRAFT operations that has been reclassified to discontinued operations:

	Q1 2013	Q2 2013	Q3 2013	Sep YTD 2013
	$’M	$’M	$’M	$’M
	___________	___________	___________	___________
Total revenues	18.5	22.3	23.9	64.7
	___________	___________	___________	___________
Cost of product sales	7.8	10.6	15.8	34.2
Research and development	3.6	3.6	2.9	10.1
Selling, general and administrative	34.0	33.7	30.5	98.2
Depreciation	1.3	1.3	1.4	4.0
	___________	___________	___________	___________
Total operating expenses	46.7	49.2	50.6	146.5
Total other income, net	-	0.1	0.1	0.2
	___________	___________	___________	___________
Loss from discontinued operations before income taxes	(28.2)	(26.8)	(26.6)	(81.6)
Income taxes	11.7	8.2	13.6	33.5
	___________	___________	___________	___________
Non GAAP net loss from discontinued operations	(16.5)	(18.6)	(13.0)	(48.1)
	___________	___________	___________	___________
Amortization and asset impairments, net of taxes	(198.0)	(6.3)	(6.3)	(210.6)
Divestments, reorganizations and discontinued operations, net of taxes	-	(5.6)	(1.1)	(6.7)
Legal and litigation costs, net of taxes	(1.7)	(2.3)	(2.5)	(6.5)
	___________	___________	___________	___________
US GAAP net loss from discontinued operations	(216.2)	(32.8)	(22.9)	(271.9)
	___________	___________	___________	___________

Unaudited US GAAP results for 2012 recast for DERMAGRAFT as a discontinued operation

	Recast	Recast	Recast	Recast	Recast
	Q1 2012	Q2 2012	Q3 2012	Q4 2012	FY 2012
	$’M	$’M	$’M	$’M	$’M
Revenues:	___________	___________	___________	___________	___________
Product sales	1,058.1	1,095.3	1,020.8	1,078.7	4,252.9
Royalties	56.3	56.3	41.8	87.2	241.6
Other revenues	8.6	3.8	4.1	16.4	32.9
	___________	___________	___________	___________	___________
Total revenues	1,123.0	1,155.4	1,066.7	1,182.3	4,527.4
	___________	___________	___________	___________	___________
Costs and expenses:
Cost of product sales	148.4	135.5	151.9	150.0	585.8
Research and development	217.3	235.8	221.0	278.9	953.0
Selling, general and administrative	458.1	467.7	396.9	625.3	1,948.0
Gain on sale of product rights	(7.2)	(3.6)	(5.7)	(1.6)	(18.1)
Integration and acquisition costs	1.5	3.1	1.5	7.4	13.5
	___________	___________	___________	___________	___________
Total operating expenses	818.1	838.5	765.6	1,060.0	3,482.2
	___________	___________	___________	___________	___________

Operating income	304.9	316.9	301.1	122.3	1,045.2

Interest income	0.8	0.6	0.9	0.7	3.0
Interest expense	(10.2)	(9.6)	(9.2)	(9.2)	(38.2)
Other income/(expense), net	1.9	(1.8)	3.5	(5.8)	(2.2)
	___________	___________	___________	___________	___________
Total other expense, net	(7.5)	(10.8)	(4.8)	(14.3)	(37.4)
	___________	___________	___________	___________	___________
Income from continuing operations before income taxes and equity in earnings/(losses) of equity method investees	297.4	306.1	296.3	108.0	1,007.8
Income taxes	(52.5)	(57.0)	(53.1)	(40.5)	(203.1)
Equity in earnings/(losses) of equity method investees, net of tax	0.9	(0.6)	0.2	0.5	1.0
	___________	___________	___________	___________	___________
Income from continuing operations	245.8	248.5	243.4	68.0	805.7
Loss from discontinued operations	(7.4)	(10.7)	(16.2)	(26.0)	(60.3)
	___________	___________	___________	___________	___________
Net Income	238.4	237.8	227.2	42.0	745.4
	___________	___________	___________	___________	___________
Impact of convertible debt, net of tax	8.4	7.8	7.5	-	31.3

Numerator for diluted EPS	246.8	245.6	234.7	42.0	776.7
	___________	___________	___________	___________	___________
Weighted average number of share (millions) - diluted	595.6	594.9	593.1	558.5	593.5

Diluted earnings per ADS	124.2c	123.9c	118.8c	22.5c	392.7c
	___________	___________	___________	___________	___________

Unaudited Non GAAP results for 2012 recast for DERMAGRAFT as a discontinued operation

	Recast	Recast	Recast	Recast	Recast
	Q1 2012	Q2 2012	Q3 2012	Q4 2012	FY 2012
	$’M	$’M	$’M	$’M	$’M
Revenues:	___________	___________	___________	___________	___________
Product sales	1,058.1	1,095.3	1,020.8	1,078.7	4,252.9
Royalties	56.3	56.3	41.8	87.2	241.6
Other revenues	8.6	3.8	4.1	16.4	32.9
	___________	___________	___________	___________	___________
Total revenues	1,123.0	1,155.4	1,066.7	1,182.3	4,527.4
	___________	___________	___________	___________	___________
Costs and expenses:
Cost of product sales	141.8	129.1	143.2	142.7	556.8
Research and development	187.9	202.4	215.5	230.5	836.3
Selling, general and administrative	409.4	380.3	341.5	384.9	1,516.1
Depreciation	25.9	26.7	27.9	28.5	109.0
	___________	___________	___________	___________	___________
Total operating expenses	765.0	738.5	728.1	786.6	3,018.2
	___________	___________	___________	___________	___________

Operating income	358.0	416.9	338.6	395.7	1,509.2

Interest income	0.8	0.6	0.9	0.7	3.0
Interest expense	(10.2)	(9.6)	(9.2)	(9.2)	(38.2)
Other income/(expense), net	1.9	(1.8)	3.5	(1.8)	1.8
	___________	___________	___________	___________	___________
Total other expense, net	(7.5)	(10.8)	(4.8)	(10.3)	(33.4)
	___________	___________	___________	___________	___________
Income from continuing operations before income taxes and equity in earnings/(losses) of equity method investees	350.5	406.1	333.8	385.4	1,475.8
Income taxes	(67.3)	(80.6)	(64.9)	(66.3)	(279.1)
Equity in earnings/(losses) of equity method investees, net of tax	0.9	(0.6)	0.2	0.5	1.0
	___________	___________	___________	___________	___________
Net Income	284.1	324.9	269.1	319.6	1,197.7
	___________	___________	___________	___________	___________
Impact of convertible debt, net of tax	8.4	7.8	7.5	7.6	31.3

Numerator for diluted EPS	292.5	332.7	276.6	327.2	1,229.0
	___________	___________	___________	___________	___________
Weighted average number of share (millions) - diluted	595.6	594.9	593.1	592.0	593.5

Diluted earnings per ADS	147.3c	167.7c	139.8c	165.6c	621.0c
	___________	___________	___________	___________	___________
Memo:
Previously reported Non GAAP EPS per ADS (prior to treatment of DERMAGRAFT operation as a discontinued operation)	147.9c	168.0c	136.2c	157.8c	610.5c

Unaudited Non GAAP results for 2012 for the DERMAGRAFT discontinued operations

The table below shows the 2012 income/(loss) related to DERMAGRAFT operations that has been reclassified to discontinued operations:

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	FY 2012
	$’M	$’M	$’M	$’M	$’M
	___________	___________	___________	___________	___________
Total revenues	48.8	52.4	33.7	18.9	153.8
	___________	___________	___________	___________	___________
Cost of product sales	9.4	16.4	15.3	16.0	57.1
Research and development	3.0	2.8	3.7	3.0	12.5
Selling, general and administrative	31.4	29.3	27.2	26.8	114.7
Depreciation	1.3	1.2	1.2	1.1	4.8
	___________	___________	___________	___________	___________
Total operating expenses	45.1	49.7	47.4	46.9	189.1
Total other expense, net	-	-	-	(0.4)	(0.4)
	___________	___________	___________	___________	___________
Income/(loss) from discontinued operations before income taxes	3.7	2.7	(13.7)	(28.4)	(35.7)
Income taxes	(2.5)	(2.3)	6.4	12.8	14.4
	___________	___________	___________	___________	___________
Non GAAP net income/(loss) from discontinued operations	1.2	0.4	(7.3)	(15.6)	(21.3)
	___________	___________	___________	___________	___________
Amortization and asset impairments, net of taxes	(6.2)	(6.4)	(6.7)	(6.7)	(26.0)
Acquisition and Integration activities , net of taxes	(2.4)	(2.5)	(0.7)	(1.9)	(7.5)
Legal and litigation costs, net of taxes	-	(2.2)	(1.5)	(1.8)	(5.5)
	___________	___________	___________	___________	___________
US GAAP net loss from discontinued operations	(7.4)	(10.7)	(16.2)	(26.0)	(60.3)
	___________	___________	___________	___________	___________

Unaudited US GAAP to Non GAAP reconciliation for the nine months to September 30, 2013 recast for DERMAGRAFT as a discontinued operation

	US GAAP Reported	Adjustments					Non GAAP Reported	Memo
								Non GAAP including DERMAGRAFT operations
								DERMAGRAFT operations	Total
		(a)	(b)	(c)	(d)	(e)
	$M	$M	$M	$M	$M	$M	$M	$M	$M
Product sales	3,477.1	-	-	-	-	-	3,477.1	64.7	3,541.8
Royalties	112.4	-	-	-	-	-	112.4	-	112.4
Other revenues	18.8	-	-	-	-	-	18.8	-	18.8
Total revenues	3,608.3	-	-	-	-	-	3,608.3	64.7	3,673.0

Costs and expenses:

Cost of product sales	492.2	-	-	-	-	(26.5)	465.7	34.2	499.9
R&D	703.3	(19.9)	-	-	-	(15.2)	668.2	10.1	678.3
SG&A	1,198.0	(106.5)	-	-	(8.1)	(47.6)	1,035.8	98.2	1,134.0
Goodwill impairment charge	7.1	(7.1)	-	-	-	-	-	-	-
Gain on sale of product rights	(14.6)	-	-	14.6	-	-	-	-	-
Reorganization costs	47.2	-	-	(47.2)	-	-	-	-	-
Integration and acquisition costs	39.9	-	(39.9)	-	-	-	-	-	-
Depreciation	-	-	-	-	-	89.3	89.3	4.0	93.3
Total operating expenses	2,473.1	(133.5)	(39.9)	(32.6)	(8.1)	-	2,259.0	146.5	2,405.5

Operating income	1,135.2	133.5	39.9	32.6	8.1	-	1,349.3	(81.8)	1,267.5

Interest income	1.6	-	-	-	-	-	1.6	-	1.6
Interest expense	(27.5)	-	-	-	-	-	(27.5)	0.5	(27.0)
Other expense, net	(1.6)	-	-	-	-	-	(1.6)	(0.3)	(1.9)
Total other (expense)/income, net	(27.5)	-	-	-	-	-	(27.5)	0.2	(27.3)

Income/(loss) from continuing operations before income taxes and equity in earnings of equity method investees	1,107.7	133.5	39.9	32.6	8.1	-	1,321.8	(81.6)	1,240.2

Income taxes	(235.3)	(32.4)	(3.1)	(9.4)	(3.1)	-	(283.3)	33.5	(249.8)

Equity in earnings of equity method investees, net of tax	0.6	-	-	-	-	-	0.6	-	0.6

Income/(loss) from continuing operations	873.0	101.1	36.8	23.2	5.0	-	1,039.1	(48.1)	991.0
Loss from discontinued operations	(271.9)	-	-	271.9	-	-	-	-	-

Net income/(loss)	601.1	101.1	36.8	295.1	5.0	-	1,039.1	(48.1)	991.0

Impact of convertible debt, net of tax	22.7	-	-	-	-	-	22.7	-	22.7

Numerator for diluted EPS	623.8	101.1	36.8	295.1	5.0	-	1,061.8	(48.1)	1,013.7

Weighted average number of shares (millions) – diluted	587.5	-	-	-	-	-	587.5	-	587.5

Diluted earnings per ADS	318.6c	51.6c	18.8c	150.6c	2.5c	-	542.1c	(24.6c)	517.5c

The following items are included in Adjustments:
(a) Amortization and asset impairments: Impairment of IPR&D intangible assets acquired with Movetis ($19.9 million), impairment of goodwill relating to Shire’s Regenerative Medicine Business ($7.1 million), amortization of intangible assets relating to intellectual property rights acquired ($106.5 million), and tax effect of adjustments;

(b) Acquisitions and integration activities: Costs primarily associated with acquisition of SARcode, Lotus and Premacure ($11.5 million), charges related to the change in fair value of contingent consideration ($28.4 million), and tax effect of adjustments;

(c) Re-measurement of DAYTRANA contingent consideration to higher fair value ($14.6 million), costs relating to the “One Shire” reorganization announced at Q1 2013 and the collective dismissal and closure of Shire’s facility at Turnhout, Belgium ($47.2 million), tax effect of adjustments and loss from discontinued operations, net of tax ($271.9m);

(d) Legal and litigation costs: Costs related to litigation, government investigations, other disputes and external legal costs ($8.1 million), and tax effect of adjustments; and
(e) Depreciation reclassification: Depreciation of $89.3 million included in Cost of product sales, R&D costs and SG&A costs for US GAAP separately disclosed for the presentation of Non GAAP earnings.

Unaudited US GAAP to Non GAAP reconciliation for full year 2012 recast for DERMAGRAFT as a discontinued operation

	US GAAP Reported	Adjustments					Non GAAP Reported	Memo
								Non GAAP including DERMAGRAFT operations
								DERMAGRAFT operations	Total
		(a)	(b)	(c)	(d)	(e)
	$M	$M	$M	$M	$M	$M	$M	$M	$M
Product sales	4,252.9	-	-	-	-	-	4,252.9	153.8	4,406.7
Royalties	241.6	-	-	-	-	-	241.6	-	241.6
Other revenues	32.9	-	-	-	-	-	32.9	-	32.9
Total revenues	4,527.4	-	-	-	-	-	4,527.4	153.8	4,681.2

Costs and expenses:

Cost of product sales	585.8	-	-	-	-	(29.0)	556.8	57.1	613.9
R&D	953.0	(71.2)	(23.0)	-	-	(22.5)	836.3	12.5	848.8
SG&A	1,948.0	(280.3)	-	-	(94.1)	(57.5)	1,516.1	114.7	1,630.8
Goodwill impairment charge	-	-	-	-	-	-	-	-	-
Gain on sale of product rights	(18.1)	-	-	18.1	-	-	-	-	-
Reorganization costs	-	-	-	-	-	-	-	-	-
Integration and acquisition costs	13.5	-	(13.5)	-	-	-	-	-	-
Depreciation	-	-	-	-	-	109.0	109.0	4.8	113.8
Total operating expenses	3,482.2	(351.5)	(36.5)	18.1	(94.1)	-	3,018.2	189.1	3,207.3

Operating income	1,045.2	351.5	36.5	(18.1)	94.1	-	1,509.2	(35.3)	1,473.9

Interest income	3.0	-	-	-	-	-	3.0	0.1	3.1
Interest expense	(38.2)	-	-	-	-	-	(38.2)	-	(38.2)
Other expense, net	(2.2)	4.0	-	-	-	-	1.8	(0.5)	1.3
Total other income/(expense), net	(37.4)	4.0	-	-	-	-	(33.4)	(0.4)	(33.8)

Income/(loss) from continuing operations before income taxes and equity in earnings of equity method investees	1,007.8	355.5	36.5	(18.1)	94.1	-	1,475.8	(35.7)	1,440.1

Income taxes	(203.1)	(45.0)	(5.7)	-	(25.3)	-	(279.1)	14.4	(264.7)

Equity in earnings of equity method investees, net of tax	1.0	-	-	-	-	-	1.0	-	1.0

Income/(loss) from continuing operations	805.7	310.5	30.8	(18.1)	68.8	-	1,197.7	(21.3)	1,176.4
Loss from discontinued operations	(60.3)	-	-	60.3	-	-	-	-	-

Net income/(loss)	745.4	310.5	30.8	42.2	68.8	-	1,197.7	(21.3)	1,176.4

Impact of convertible debt, net of tax	31.3	-	-	-	-	-	31.3	-	31.3

Numerator for diluted EPS	776.7	310.5	30.8	42.2	68.8	-	1,229.0	(21.3)	1,207.7

Weighted average number of shares (millions) – diluted	593.5	-	-	-	-	-	593.5	-	593.5

Diluted earnings per ADS	392.7c	156.7c	15.5c	21.3c	34.8c	-	621.0c	(10.5c)	610.5c

The following items are included in Adjustments:
(a) Amortization and asset impairments: Impairment of IPR&D intangible assets for RESOLOR in the EU ($71.2 million), impairment charges of intellectual property rights acquired for RESOLOR in the EU ($126.7 million), amortization of intangible assets relating to intellectual property rights acquired ($153.6 million), impairment of available for sale securities ($4.0 million), and tax effect of adjustments;

(b) Acquisitions and integration activities: Up-front payments made to Sangamo Biosciences Inc. and for the acquisition of the US rights to prucalopride (marketed in certain countries in Europe as RESOLOR) ($23.0 million), costs primarily associated with the acquisition of FerroKin ($4.3 million), charges related to the change in fair value of deferred contingent consideration ($9.2 million), and tax effect of adjustments;

(c) Divestments, reorganizations and discontinued operations: Re-measurement of DAYTRANA contingent consideration to fair value ($18.1 million), tax effect of adjustments and loss from discontinued operations, net of tax ($60.3m);

(d) Legal and litigation costs: Costs related to litigation, government investigations, other disputes and external legal costs ($94.1 million), and tax effect of adjustments; and
(e) Depreciation reclassification: Depreciation of $109.0 million included in Cost of product sales, R&D costs and SG&A costs for US GAAP separately disclosed for the presentation of Non GAAP earnings.

10

NON GAAP MEASURES

This press release contains financial measures not prepared in accordance with US GAAP. These measures are referred to as “Non GAAP” measures and include: Non GAAP operating income; Non GAAP net income; Non GAAP diluted earnings per ADS; effective tax rate on Non GAAP income before income taxes and earnings/(losses) of equity method investees (“effective tax rate on Non GAAP income”); Non GAAP cost of product sales; Non GAAP research and development; Non GAAP selling, general and administrative; Non GAAP other income/expense; Non GAAP cash generation; Non GAAP free cash flow and Non GAAP net cash/(debt). These Non GAAP measures exclude the effect of certain cash and non-cash items, that Shire's management believes are not related to the core performance of Shire’s business.

This press release also reports Non GAAP Memo financial information – including DERMAGRAFT operations. Subsequent to December 31, 2013 Shire entered into an agreement to sell its DERMAGRAFT assets to Organogenesis. As a result, Shire’s financial information prepared on the basis of US GAAP presents DERMAGRAFT operations as discontinued. Shire’s management believes that the Non GAAP Memo financial information is useful to investors since it provides an understanding of what Shire’s performance would have been had DERMAGRAFT not been disposed of, which permits investors to compare that performance against guidance previously issued by Shire to investors.

These Non GAAP financial measures are used by Shire’s management to make operating decisions because they facilitate internal comparisons of Shire’s performance to historical results and to competitors’ results. Shire’s Remuneration Committee uses certain key Non GAAP measures when assessing the performance and compensation of employees, including Shire’s executive directors.

The Non GAAP measures are presented in this press release as Shire’s management believe that they will provide investors with a means of evaluating, and an understanding of how Shire’s management evaluates, Shire’s performance and results on a comparable basis that is not otherwise apparent on a US GAAP basis, since many non-recurring, infrequent or non-cash items that Shire’s management believe are not indicative of the core performance of the business may not be excluded when preparing financial measures under US GAAP.

These Non GAAP measures should not be considered in isolation from, as substitutes for, or superior to financial measures prepared in accordance with US GAAP.

Where applicable the following items, including their tax effect, have been excluded when calculating Non GAAP earnings for both 2013 and 2012:

Amortization and asset impairments:
•	Intangible asset amortization and impairment charges; and
•	Other than temporary impairment of investments.

Acquisitions and integration activities:
•	Up-front payments and milestones in respect of in-licensed and acquired products;
•	Costs associated with acquisitions, including transaction costs, fair value adjustments on contingent consideration and acquired inventory;
•	Costs associated with the integration of companies; and
•	Noncontrolling interests in consolidated variable interest entities.

Divestments, reorganizations and discontinued operations:
•	Gains and losses on the sale of non-core assets;
•	Costs associated with restructuring and reorganization activities;
•	Termination costs; and
•	Income/(losses) from discontinued operations.

Legal and litigation costs:
•	Net legal costs related to the settlement of litigation, government investigations and other disputes (excluding internal legal team costs).

Depreciation, which is included in Cost of product sales, R&D and SG&A costs in our US GAAP results, has been separately disclosed for the presentation of 2013 and 2012 Non GAAP earnings.

A reconciliation of Non GAAP financial measures to the most directly comparable measure under US GAAP is presented on pages 9 to 10.